Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Saturna Sustainable Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Saturna Sustainable Funds at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Saturna Sustainable Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Saturna Sustainable Bond Fund

Ticker Symbol: SEBFX

March 27, 2019

SUMMARY PROSPECTUS

Before you invest, you may want to review Saturna Sustainable Bond Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 27, 2019, are incorporated by reference into this Summary Prospectus.

Saturna Sustainable Bond Fund

SEBFX

Investment Objective

Current income and capital preservation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Sustainable Bond Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.77%
Fee Waiver and Expense Reimbursement	0.12%
Total Annual Fund Operating Expense after Fee Waiver and Expense Reimbursement	0.65%

The investment adviser has committed through March 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$79	$246	$428	$954

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before imposition of a commission).

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 24.84% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in bonds of issuers located throughout the world (including emerging markets) that the Fund's adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Fund's adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, and financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance ("ESG").

The Fund's adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low risks in ESG. The Fund's adviser also uses negative screening to exclude security issuers primarily engaged in higher ESG risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

Under normal conditions, the Fund maintains a dollar-weighted average maturity of three years or more, invests at least 65% of its assets in bonds within the four highest grades (AAA, AA, A, or BBB) at the time of purchase, and may invest up to 35% in unrated and high-yield bonds ("junk bonds").

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Investment strategy risk: The adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of

Saturna Sustainable Bond Fund

SEBFX

loss during market declines. In addition, the Fund has a relatively limited operating history, having commenced investment operations in March 2015, and its limited performance history does not provide extensive information on how the Fund may perform in different market conditions.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

High yield risk: Investing in bonds that are unrated or rated below investment grade, which are known as "junk bonds," typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value.

Foreign investing risk: Foreign investing involves risks not normally associated with US securities. These risks include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Emerging markets risk: In emerging markets and less developed countries, the risks of investing in foreign securities can be magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturnasustainable.com.

* For the period 3/27/2015 (the Fund's inception) through 12/31/2015, and not annualized.

Best Quarter	Q1 2017	2.80%
Worst Quarter	Q4 2018	-3.05%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and the Life of the Fund compare to those of a broad-based market index.

Periods ended December 31, 2018
	1 Year	Life of Fund Since 3/27/2015
Return before taxes	-3.17%	0.64%
Return after taxes on distributions	-4.24%	-0.43%
Return after taxes on distributions and sale of Fund shares	-2.85%	-0.01%
FTSE World BIG Bond Index (reflects no deduction for fees, expenses or taxes)	-1.32%	1.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are tax-deferred, tax-exempt, or taxed at special rates.

In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Saturna Sustainable Bond Fund

SEBFX

Investment Adviser

Saturna Capital Corporation is the Fund's investment adviser.

Portfolio Manager

Mr. Patrick T. Drum MBA, CFA, is the person primarily responsible for the day-to-day management of the Saturna Sustainable Bond Fund. Mr. Bryce R. Fegley CFA, is the deputy portfolio manager. They have been the managers of the Fund since 2015, the Fund's inception.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sustainable Bond Fund.

The minimum initial investment for each Fund is $10,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Saturna Sustainable Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.saturnasustainable.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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